GOLDMAN SACHS ETF TRUST

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

(the “Fund”)

Supplement dated April 13, 2016 to the

Summary Prospectus dated September 25, 2015, as supplemented (the “Summary Prospectus”)

Effective May 1, 2016, the Board of Trustees of Goldman Sachs ETF Trust has approved a permanent expense limitation arrangement for the Fund.

Accordingly, effective that date, the Summary Prospectus will be revised as follows:

The following replaces the table and accompanying footnotes under “Goldman Sachs ActiveBeta® Emerging Markets Equity ETF—Fees and Expenses of the Fund” in the Summary Prospectus:

Shareholder Fees	None
(fees paid directly from your investment)

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.36%
Total Annual Fund Operating Expenses	0.76%
Expense Limitation[2]	(0.31)%
Total Annual Fund Operating Expenses After Expense Limitation	0.45%

[1]	The Fund’s “Other Expenses” have been estimated to reflect expenses to be incurred in the first fiscal year.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses) to 0.05% of the Fund’s average daily net assets. This arrangement will remain in effect permanently. The Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces in its entirety the “Goldman Sachs ActiveBeta® Emerging Markets Equity ETF—Expense Example” section of the Summary Prospectus:

This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses and expense limitation arrangement remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$46	$144

This Supplement should be retained with your Summary Prospectus for future reference.

ACTBETAEMFEESTK 04-16